[Loral Space & Communications Inc. Letterhead]

June 30, 2009

Holders Named on the Signature Pages hereof
c/o MHR Fund Management LLC
40 West 57th Street, 24th Floor
New York, NY 10019
Attention: Hal Goldstein, Managing Principal

Re: Amended and Restated Registration Rights Agreement, dated December 23, 2008

Dear Mr. Goldstein:

Reference is made to that certain Amended and Restated Registration Rights Agreement, dated December 23, 2008 (the “Registration Rights Agreement”), by and among Loral Space & Communications Inc., a Delaware corporation (“Loral”), and the persons listed on the signature pages thereto (collectively, the “MHR Holders”). Capitalized terms used herein without definition are used as defined in the Registration Rights Agreement.

Whereas, the Registration Rights Agreement, including Section 6.1(o) thereof, requires Loral, whenever it is required to register Registrable Securities pursuant thereto, to use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by Loral are then listed;

Whereas, Loral has filed a Shelf Registration Statement on Form S-3 (File Number 333-159656) to register the shares of Non-Voting Common Stock, as well as certain other shares of Loral common stock, held by certain of the MHR Holders; and

Whereas, Loral has requested that the MHR Holders waive Loral’s obligation pursuant to Section 6.1(o) to use its reasonable efforts to cause the Non-Voting Common Stock to be listed on the NASDAQ Global Select Market.

In consideration of the foregoing, the parties agree with each other as follows:

Each of the MHR Holders hereby consents, pursuant to Section 10.3 of the Registration Rights Agreement, to waive at this time and as provided herein, the provisions of Section 6.1(o) of the Registration Rights Agreement with respect to any shares of Non-Voting Common Stock held by them (the “Waiver”). The Waiver shall automatically lapse and be of no further force or effect, and Loral shall once again be required to comply with Section 6.1(o) of the Registration Rights Agreement, following written notice from any MHR Holder holding shares of Non-Voting Common Stock that it terminates the Waiver and desires for Loral to use its reasonable efforts to cause the Non-Voting Common Stock to be listed on the NASDAQ Global Select Market or such other securities exchange on which securities of the same class or series issued by Loral are then listed, which notice may be given any time following the date of this letter agreement.

Loral acknowledges and agrees that the MHR Holders and certain of their affiliates may be subject to certain disclosure obligations with respect to the matters contained in this letter agreement, pursuant to applicable law, regulation, rule, stock exchange requirement, self-regulatory body, supervisory authority, other applicable judicial or governmental order, legal process or otherwise (including, without limitation, any fiduciary or similar duties) (collectively, “Applicable Law”) and that the Holders and their affiliates may disclose the existence and contents of this letter agreement in connection with any such Applicable Law.

Loral acknowledges and agrees that all reasonable legal fees and expenses incurred by the MHR Holders in connection with the preparation, negotiation, execution and disclosure of this letter agreement are reimbursable to the MHR Holders pursuant to clause (viii) of Article VIII of the Registration Rights Agreement.

Except as expressly set forth herein, the Registration Rights Agreement is unmodified and remains in full force and effect. Except as expressly set forth herein, execution of this letter agreement by the MHR Holders and Loral does not and shall not constitute a waiver of any term or other provision of the Registration Rights Agreement.

This letter agreement shall be construed in accordance with the laws of the State of New York, without regard to principles of conflict of law.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed this letter agreement as of this 30th day of June 2009.

LORAL SPACE & COMMUNICATIONS INC.

By: /s/ Avi Katz

Name: Avi Katz

Title: Senior Vice President, General Counsel

and Secretary

Accepted and Agreed:

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR Advisors LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHR CAPITAL PARTNERS (100) LP

By: MHR Advisors LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS LP

By: MHR Institutional Advisors LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHRA LP

By: MHR Institutional Advisors LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHRM LP

By: MHR Institutional Advisors LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS II LP

By: MHR Institutional Advisors II LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS III LP

By: MHR Institutional Advisors III LLC, its General Partner

By: /s/ Hal Goldstein

Name: Hal Goldstein
Title: Vice President